Nations Fund Trust

                          Nations Emerging Growth Fund

                        Supplement dated October 2, 1996
                       to Prospectuses dated July 31, 1996

         The combined prospectuses for the Primary A, Primary B, Investor A, Investor C and Investor N Shares for Nations Emerging Growth Fund are hereby supplemented by deleting the paragraph regarding Edward E. (Jack) Smiley, Jr. under the heading "How The Funds Are Managed" and inserting in its place the following:

          C. Thomas Clapp, CFA, is Director of the Equity Management Group for TradeStreet and Portfolio Manager of Nations Emerging Growth Fund. Mr.
     Clapp has been Portfolio Manager for Nations Emerging Growth Fund since September, 1996. Prior to assuming this position, he was Senior Vice President and Director of Research for the Investment Management Group at NationsBank. Mr. Clapp has worked in the investment community since 1984. His past experience includes portfolio management and equity research for an international insurance company and various banking institutions. Mr. Clapp received his B.A. in Economics from the University of North Carolina at Chapel Hill and an M.B.A. from the University of South Carolina. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.